Exhibit 99.1

May 6, 2003

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2003

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

i

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

The Quarterly Financial Supplement for the period ended March 31, 2003 reflects the classification of results for the Company’s specialty automobile insurance business, THI Holdings, as discontinued operations for all periods presented.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2002				2003
2003	2002	Change		1Q	2Q	3Q	4Q	1Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
172	203	-15%	Insurance Division	203	165	73	141	172
74	104	-29%	Investment Division	104	92	52	36	74
175	202	-13%	International Insurance and Investments Division	202	183	188	174	175
28	20	40%	Corporate and other operations	20	46	118	8	28

449	529	-15%	Total pre-tax adjusted operating income	529	486	431	359	449
146	193	-24%	Income taxes, applicable to adjusted operating income	193	179	128	106	146

303	336	-10%	Financial Services Businesses after-tax adjusted operating income	336	307	303	253	303

			Items excluded from adjusted operating income:
(113)	(96)	-18%	Realized investment losses, net, and related charges and adjustments	(96)	(345)	(142)	(284)	(113)
—	—	—	Sales practices remedies and costs	—	—	—	(20)	—
(12)	(8)	-50%	Divested businesses	(8)	10	(14)	(68)	(12)

(125)	(104)	-20%	Total items excluded from adjusted operating income, before income taxes	(104)	(335)	(156)	(372)	(125)
(41)	(35)	-17%	Income taxes, applicable to items excluded from adjusted operating income	(35)	(126)	(233)	(126)	(41)

(84)	(69)	-22%	Total items excluded from adjusted operating income, after income taxes	(69)	(209)	77	(246)	(84)

219	267	-18%	Income from continuing operations (after-tax) of Financial Services Businesses	267	98	380	7	219
(22)	(4)	-450%	Income (loss) from discontinued operations, net of taxes	(4)	(3)	12	(78)	(22)

197	263	-25%	Net income (loss) of Financial Services Businesses	263	95	392	(71)	197

			Earnings per share of Common Stock (diluted):
0.58	0.59		Adjusted operating income	0.59	0.55	0.54	0.47	0.58
0.43	0.47		Income from continuing operations	0.47	0.19	0.67	0.04	0.43
0.39	0.46		Net income (loss)	0.46	0.19	0.70	(0.10)	0.39

556.5	585.1		Weighted average number of outstanding Common shares (diluted basis)	585.1	585.2	576.8	565.0	556.5

6.98%	7.25%		Operating Return on Average Equity	7.25%	6.73%	6.56%	5.70%	6.98%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:

197	263		Net income (loss) of Financial Services Businesses (above)	263	95	392	(71)	197
(1)	(110)		Net loss of Closed Block Business	(110)	(163)	(90)	(122)	(1)

196	153		Consolidated net income (loss)	153	(68)	302	(193)	196

18	7		Direct equity adjustments for earnings per share calculations	7	14	9	13	18

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	6,515	4,221	3,852	3,469	4,212
		Long-term debt	3,350	3,003	3,077	3,007	2,582
		Equity Security Units (2)	690	690	690	690	690

		Attributed Equity (3):
		Including accumulated other comprehensive income	19,453	20,258	21,039	20,562	21,059
		Excluding unrealized gains and losses on investments	19,034	19,144	18,931	18,394	18,388
		Excluding accumulated other comprehensive income	19,289	19,321	19,153	18,621	18,596

		Total Capitalization:
		Including accumulated other comprehensive income	23,493	23,951	24,806	24,259	24,331
		Excluding unrealized gains and losses on investments	23,074	22,837	22,698	22,091	21,660
		Excluding accumulated other comprehensive income	23,329	23,014	22,920	22,318	21,868

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	33.25	34.72	37.03	36.67	38.12
		Excluding unrealized gains and losses on investments	32.53	32.81	33.32	32.80	33.28
		Excluding accumulated other comprehensive income	32.97	33.12	33.71	33.20	33.66

		Number of diluted shares at end of period	585.1	583.4	568.1	560.8	552.5

		Common Stock Price Range (based on closing price):
33.93	32.09	High	32.09	35.75	32.99	32.10	33.93
27.56	30.05	Low	30.05	31.05	27.35	25.50	27.56
29.25	31.05	Close	31.05	33.36	28.56	31.74	29.25

		Common Stock market capitalization (1)	18,143	19,448	16,235	17,782	16,153

(1)	As of end of period.
(2)	Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet.
(3)	During the third quarter of 2002, in conjunction with the Company’s review of its allocation of deferred taxes between the Closed Block and Financial Services Businesses, the Company determined that deferred taxes that had been included in the Closed Block Business were more appropriately reflected within the Financial Services Businesses. Accordingly, deferred taxes of $130 million were transferred from the Closed Block Business to the Financial Services Businesses resulting in a $130 million decrease in “Other attributed equity” of the Financial Services Businesses and a corresponding increase in “Other attributed equity” of the Closed Block Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

OPERATIONS HIGHLIGHTS

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division (3):
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	92.3	84.8	77.3	79.9	78.9
		Institutional customers	86.2	83.5	79.8	85.2	84.2
		General account (3)	111.7	116.0	119.5	122.9	123.6

		Total Investment Management and Advisory Services	290.2	284.3	276.6	288.0	286.7
		Non-proprietary wrap-fee and other assets under management	41.9	38.2	32.7	33.0	32.7

		Total managed by Investment Division	332.1	322.5	309.3	321.0	319.4
		Managed by International Insurance and Investments Division (3) (4):	38.0	37.9	46.6	47.9	47.6
		Managed by Insurance Division	8.7	8.0	7.2	8.8	8.5

		Total assets under management	378.8	368.4	363.1	377.7	375.5
		Client assets under administration (4)	201.2	188.4	173.7	177.9	174.4

		Total assets under management and administration	580.0	556.8	536.8	555.6	549.9

		Assets managed or administered for customers outside of the United States at end of period	67.3	70.5	77.9	83.6	83.4

		Distribution Representatives (1):
		Prudential Agents	4,469	4,551	4,478	4,389	4,327
		Financial Advisors (5)	5,656	5,306	4,960	4,731	4,519
		International Life Planners	4,098	4,207	4,353	4,505	4,552
		Gibraltar Life Advisors	5,726	5,525	5,233	5,155	4,993

		Distribution Representative Productivity:
34	34	Prudential Agent productivity ($ thousands)	34	38	36	43	34
390	378	Financial Advisor productivity ($ thousands)	378	372	378	357	390

		Third Party Distribution—Retail Products ($ millions) (6):
21	16	Individual life insurance (7)	16	17	15	24	21
4	9	Corporate-owned life insurance sales	9	76	21	15	4
58	11	Individual annuities	11	24	50	48	58
616	456	Mutual funds and wrap-fee products	456	1,019	970	1,207	616

(1)	As of end of period.
(2)	At fair market value.
(3)	Reflects the Investment division's assumption, as of June 30, 2002, of management of $3.5 billion of assets which were previously reflected in assets managed by the International Insurance and Investments division.
(4)	Reflects inclusion in assets managed by International Insurance and Investments Division of $3.9 billion at September 30, 2002 and $4.3 billion at December 31, 2002, representing amounts relating to recently acquired entities and formerly classified as client assets under administration, to conform to current presentation based on internal management criteria.
(5)	All periods exclude financial advisors associated with our discontinued international securities operations.
(6)	Represents statutory first year premiums and deposits for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(7)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2002				2003
2003	2002			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
2,468	2,212	12%	Premiums	2,212	2,266	2,320	2,448	2,468
416	434	-4%	Policy charges and fee income	434	412	400	407	416
1,284	1,236	4%	Net investment income	1,236	1,343	1,312	1,288	1,284
902	1,075	-16%	Commissions, investment management fees, and other income	1,075	1,036	996	976	902

5,070	4,957	2%	Total revenues	4,957	5,057	5,028	5,119	5,070

			Benefits and Expenses (1):
2,467	2,156	14%	Insurance and annuity benefits	2,156	2,267	2,278	2,496	2,467
418	414	1%	Interest credited to policyholders’ account balances	414	415	434	444	418
37	48	-23%	Interest expense	48	43	43	36	37
(364)	(321)	-13%	Deferral of acquisition costs	(321)	(347)	(360)	(374)	(364)
244	224	9%	Amortization of acquisition costs	224	260	347	245	244
550	640	-14%	Securities operations non-interest expenses	640	641	609	599	550
1,269	1,267	0%	General and administrative expenses	1,267	1,292	1,246	1,314	1,269

4,621	4,428	4%	Total benefits and expenses	4,428	4,571	4,597	4,760	4,621

449	529	-15%	Adjusted operating income before income taxes	529	486	431	359	449

			Items excluded from adjusted operating income before income taxes:
(114)	(101)	-13%	Realized investment losses, net, and related adjustments	(101)	(341)	(141)	(290)	(114)
1	5	-80%	Related charges	5	(4)	(1)	6	1

(113)	(96)	-18%	Total realized investment losses, net, and related charges and adjustments	(96)	(345)	(142)	(284)	(113)

—	—	—	Sales practices remedies and costs	—	—	—	(20)	—
(12)	(8)	-50%	Divested businesses	(8)	10	(14)	(68)	(12)

(125)	(104)	-20%	Total items excluded from adjusted operating income before income taxes	(104)	(335)	(156)	(372)	(125)

324	425	-24%	Income (loss) from continuing operations before income taxes	425	151	275	(13)	324
105	158	-34%	Income tax expense (benefit)	158	53	(105)	(20)	105

219	267	-18%	Income from continuing operations, after-tax	267	98	380	7	219

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINED BALANCE SHEETS—FINANCIAL SERVICES BUSINESSES

(in millions)

	03/31/2002	06/30/2002	09/30/2002	12/31/2002	03/31/2003
Assets:
Investments:
Fixed maturities, available for sale, at fair value
(amortized cost $69,840; $70,745; $72,962; $74,665; $76,766)	70,687	72,700	76,815	79,230	82,311
Fixed maturities, held to maturity, at amortized cost
(fair value $373; $2,293; $2,385; $2,673; $2,859)	354	2,268	2,376	2,612	2,772
Trading account assets, at fair value	6,286	6,038	4,419	3,449	3,359
Equity securities, available for sale, at fair value
(cost $1,620; $1,748; $1,815; $1,313; $1,101)	1,687	1,868	1,714	1,286	1,038
Commercial loans	13,011	12,752	12,649	12,300	12,234
Policy loans	2,854	2,982	3,036	3,146	2,923
Securities purchased under agreements to resell	7,137	5,136	5,256	4,844	5,990
Cash collateral for borrowed securities	5,628	5,530	5,691	4,978	4,429
Other long-term investments	4,253	4,216	4,329	4,333	4,476
Short-term investments	3,095	2,848	2,082	2,840	1,671

Total investments	114,992	116,338	118,367	119,018	121,203
Cash and cash equivalents	10,282	8,344	9,115	7,470	7,339
Accrued investment income	1,027	1,069	1,084	1,021	1,095
Broker-dealer related receivables	7,017	7,091	5,486	5,631	5,126
Deferred policy acquisition costs	5,660	5,859	5,750	5,875	5,926
Other assets	15,692	16,213	14,699	13,730	15,001
Separate account assets	78,515	75,101	69,900	70,555	70,710

Total assets	233,185	230,015	224,401	223,300	226,400

Liabilities:
Future policy benefits	38,403	40,319	41,395	42,213	43,243
Policyholders’ account balances	37,559	38,916	40,325	40,799	41,487
Unpaid claims and claim adjustment expenses	3,353	3,352	3,363	3,428	3,513
Securities sold under agreements to repurchase	11,704	10,557	10,675	10,250	10,907
Cash collateral for loaned securities	8,256	8,959	7,645	7,517	7,300
Income taxes payable	1,102	1,609	1,967	1,910	2,259
Broker-dealer related payables	5,581	6,076	4,498	4,838	4,915
Securities sold but not yet purchased	4,561	3,185	2,417	1,996	2,076
Short-term debt	6,515	4,221	3,852	3,469	4,212
Long-term debt	3,350	3,003	3,077	3,007	2,582
Other liabilities	14,143	13,769	13,558	12,066	11,447
Separate account liabilities	78,515	75,101	69,900	70,555	70,710

Total liabilities	213,042	209,067	202,672	202,048	204,651

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	690	690	690	690
Attributed Equity:
Accumulated other comprehensive income	164	937	1,886	1,941	2,463
Other attributed equity	19,289	19,321	19,153	18,621	18,596

Total attributed equity	19,453	20,258	21,039	20,562	21,059

Total liabilities and attributed equity	233,185	230,015	224,401	223,300	226,400

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Three Months Ended March 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1) :
Premiums	2,468	1,319	14	1,141	(6)
Policy charges and fee income	416	347	18	54	(3)
Net investment income	1,284	392	559	193	140
Commissions, investment management fees, and other income	902	57	816	75	(46)

Total revenues	5,070	2,115	1,407	1,463	85

Benefits and Expenses (1):
Insurance and annuity benefits	2,467	1,316	210	906	35
Interest credited to policyholders’ account balances	418	157	236	25	—
Interest expense	37	(1)	4	—	34
Deferral of acquisition costs	(364)	(191)	(7)	(177)	11
Amortization of acquisition costs	244	169	19	74	(18)
Securities operations non-interest expenses	550	—	541	—	9
General and administrative expenses	1,269	493	330	460	(14)

Total benefits and expenses	4,621	1,943	1,333	1,288	57

Adjusted operating income before income taxes	449	172	74	175	28

	Three Months Ended March 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1):
Premiums	2,212	1,186	8	1,016	2
Policy charges and fee income	434	358	19	57	—
Net investment income	1,236	376	565	158	137
Commissions, investment management fees, and other income	1,075	57	967	98	(47)

Total revenues	4,957	1,977	1,559	1,329	92

Benefits and Expenses (1):
Insurance and annuity benefits	2,156	1,149	197	783	27
Interest credited to policyholders’ account balances	414	147	243	24	—
Interest expense	48	—	3	—	45
Deferral of acquisition costs	(321)	(175)	(14)	(151)	19
Amortization of acquisition costs	224	158	21	65	(20)
Securities operations non-interest expenses	640	—	635	—	5
General and administrative expenses	1,267	495	370	406	(4)

Total benefits and expenses	4,428	1,774	1,455	1,127	72

Adjusted operating income before income taxes	529	203	104	202	20

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS—BY DIVISION

(in millions)

	As of March 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	121,203	27,839	46,586	37,235	9,543
Broker-dealer related receivables	5,126	—	4,065	412	649
Deferred policy acquisition costs	5,926	3,748	19	2,224	(65)
Other assets	23,435	4,785	9,323	3,993	5,334
Separate account assets	70,710	31,582	39,501	502	(875)

Total assets	226,400	67,954	99,494	44,366	14,586

Liabilities:
Future policy benefits	43,243	5,220	12,916	24,543	564
Policyholders' account balances	41,487	15,097	16,477	9,913	—
Debt	6,794	316	3,647	416	2,415
Other liabilities	42,417	8,938	22,557	5,018	5,904
Separate account liabilities	70,710	31,582	39,501	502	(875)

Total liabilities	204,651	61,153	95,098	40,392	8,008

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income	2,463	718	658	810	277
Other attributed equity	18,596	6,083	3,738	3,164	5,611

Total attributed equity	21,059	6,801	4,396	3,974	5,888

Total liabilities and attributed equity	226,400	67,954	99,494	44,366	14,586

	As of December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	119,018	28,101	44,947	36,358	9,612
Broker-dealer related receivables	5,631	—	4,516	399	716
Deferred policy acquisition costs	5,875	3,754	28	2,158	(65)
Other assets	22,221	4,102	7,898	4,141	6,080
Separate account assets	70,555	31,175	39,715	499	(834)

Total assets	223,300	67,132	97,104	43,555	15,509

Liabilities:
Future policy benefits	42,213	5,207	12,835	23,624	547
Policyholders' account balances	40,799	14,947	16,252	9,598	2
Debt	6,476	—	3,551	849	2,076
Other liabilities	42,005	8,813	20,873	5,484	6,835
Separate account liabilities	70,555	31,175	39,715	499	(834)

Total liabilities	202,048	60,142	93,226	40,054	8,626

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	1,941	981	587	480	(107)
Other attributed equity	18,621	6,009	3,291	3,021	6,300

Total attributed equity	20,562	6,990	3,878	3,501	6,193

Total liabilities and attributed equity	223,300	67,132	97,104	43,555	15,509

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

SHORT TERM DEBT—FINANCIAL SERVICES BUSINESSES

(in millions)

	As of March 31, 2003				As of December 31, 2002
	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	306	—	306	—	306	—	306
Investment related	—	213	—	213	—	154	—	154
Securities business related	—	1,429	1,236	2,665	—	959	1,256	2,215
Specified other businesses	—	799	228	1,027	—	514	279	793
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	—	2,747	1,465	4,212	—	1,933	1,536	3,469

Borrowings by type:
Long-term debt due within one year	—	459	—	459	—	637	—	637
Commercial paper	—	2,272	—	2,272	—	1,265	—	1,265
Bank borrowings	—	—	893	893	—	—	913	913
Other short-term debt	—	16	571	587	—	31	622	653

Total general obligations	—	2,747	1,464	4,211	—	1,933	1,535	3,468
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt	—	2,747	1,465	4,212	—	1,933	1,536	3,469

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

LONG TERM DEBT

(in millions)

	As of March 31, 2003
						Limited
	General		Securities	Specified	Total	Recourse
	Corporate	Investment	Business	Other	General	and non-	Total
	Purposes	Related	Related	Businesses	Obligations	Recourse	Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	599	318	400	—	1,317	—	1,317
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	318	400	—	2,008	—	2,008

Long-term debt of other affiliated companies	—	—	—	—	—	574	574

Total long-term debt of Financial Services Businesses	1,290	318	400	—	2,008	574	2,582

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2002
						Limited
	General		Securities	Specified	Total	Recourse
	Corporate	Investment	Business	Other	General	and non-	Total
	Purposes	Related	Related	Businesses	Obligations	Recourse	Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	745	399	—	1,744	—	1,744
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	745	399	—	2,434	—	2,434

Long-term debt of other affiliated companies	—	—	—	—	—	573	573

Total long-term debt of Financial Services Businesses	1,290	745	399	—	2,434	573	3,007

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

Year-to-date				2002				2003
2003	2002	% Change		1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,319	1,186	11%	Premiums	1,186	1,241	1,252	1,356	1,319
347	358	-3%	Policy charges and fee income	358	350	342	347	347
392	376	4%	Net investment income	376	383	395	401	392
57	57	0%	Commissions, investment management fees, and other income	57	63	58	55	57

2,115	1,977	7%	Total revenues	1,977	2,037	2,047	2,159	2,115

			Benefits and Expenses (1):
1,316	1,149	15%	Insurance and annuity benefits	1,149	1,206	1,228	1,355	1,316
157	147	7%	Interest credited to policyholders’ account balances	147	153	163	170	157
(1)	—	—	Interest expense	—	(1)	(2)	(2)	(1)
(191)	(175)	-9%	Deferral of acquisition costs	(175)	(207)	(202)	(206)	(191)
169	158	7%	Amortization of acquisition costs	158	214	282	181	169
493	495	0%	General and administrative expenses	495	507	505	520	493

1,943	1,774	10%	Total benefits and expenses	1,774	1,872	1,974	2,018	1,943

172	203	-15%	Adjusted operating income before income taxes	203	165	73	141	172

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,319	113	753	453	94	19
Policy charges and fee income	347	298	49	—	254	44
Net investment income	392	208	151	33	101	107
Commissions, investment management fees, and other income	57	47	8	2	34	13

Total revenues	2,115	666	961	488	483	183

Benefits and Expenses (1):
Insurance and annuity benefits	1,316	216	740	360	173	43
Interest credited to policyholders’ account balances	157	97	60	—	36	61
Interest expense	(1)	(1)	—	—	(1)	—
Deferral of acquisition costs	(191)	(104)	(8)	(79)	(77)	(27)
Amortization of acquisition costs	169	84	1	84	67	17
General and administrative expenses	493	245	134	114	179	66

Total benefits and expenses	1,943	537	927	479	377	160

Adjusted operating income before income taxes	172	129	34	9	106	23

	Three Months Ended March 31, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,186	65	694	427	56	9
Policy charges and fee income	358	306	52	—	250	56
Net investment income	376	205	136	35	105	100
Commissions, investment management fees, and other income	57	49	8	—	32	17

Total revenues	1,977	625	890	462	443	182

Benefits and Expenses (1):
Insurance and annuity benefits	1,149	157	674	318	129	28
Interest credited to policyholders’ account balances	147	93	54	—	33	60
Interest expense	—	—	—	—	—	—
Deferral of acquisition costs	(175)	(94)	(2)	(79)	(66)	(28)
Amortization of acquisition costs	158	76	(3)	85	53	23
General and administrative expenses	495	247	130	118	177	70

Total benefits and expenses	1,774	479	853	442	326	153

Adjusted operating income before income taxes	203	146	37	20	117	29

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE SALES (1):
		Excluding corporate-owned life insurance:
25	44	Variable life	44	41	35	33	25
26	11	Universal life	11	16	16	27	26
23	13	Term life	13	15	17	17	23

74	68	Total excluding corporate-owned life insurance	68	72	68	77	74
4	10	Corporate-owned life insurance	10	76	21	15	4

78	78	Total	78	148	89	92	78

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
15,338	18,689	Beginning total account value	18,689	18,435	16,802	14,961	15,338
331	374	Sales	374	406	339	276	331
(473)	(597)	Surrenders and withdrawals	(597)	(627)	(546)	(497)	(473)
(231)	(31)	Change in market value, interest credited, and other activity (2)	(31)	(1,412)	(1,634)	598	(231)

14,965	18,435	Ending total account value	18,435	16,802	14,961	15,338	14,965

(142)	(223)	Net redemptions	(223)	(221)	(207)	(221)	(142)

		Fixed Annuities:
3,396	2,975	Beginning total account value	2,975	2,909	3,048	3,260	3,396
110	37	Sales	37	181	224	163	110
(49)	(50)	Surrenders and withdrawals	(50)	(45)	(42)	(47)	(49)
16	(53)	Interest credited and other activity (2)	(53)	3	30	20	16

3,473	2,909	Ending account value	2,909	3,048	3,260	3,396	3,473

61	(13)	Net sales (redemptions)	(13)	136	182	116	61

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance (1):
		Excluding corporate-owned life insurance:
53	52	Prudential Agents	52	55	53	53	53
21	16	Third party distribution	16	17	15	24	21
4	10	Corporate-owned life insurance	10	76	21	15	4

78	78	Total	78	148	89	92	78

		Variable and Fixed Annuities (3):
326	337	Prudential Agents	337	405	392	315	326
57	63	Financial Advisors	63	158	121	76	57
58	11	Third party distributors	11	24	50	48	58

441	411	Total	411	587	563	439	441

(1)	Statutory first year premiums and deposits.
(2)	The quarter ended March 31, 2002 includes decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization.
(3)	Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders’ Account Balances:
4,112	3,826	Beginning balance	3,826	3,924	3,992	4,033	4,112
249	227	Premiums and deposits	227	226	223	226	249
23	20	Interest credited	20	23	25	24	23
(122)	(135)	Surrenders and withdrawals	(135)	(138)	(157)	(137)	(122)
(7)	14	Net transfers (to) from separate account	14	14	5	(4)	(7)
(25)	(16)	Policy charges	(16)	(22)	(21)	(19)	(25)
(25)	(12)	Benefits and other	(12)	(35)	(34)	(11)	(25)

4,205	3,924	Ending balance	3,924	3,992	4,033	4,112	4,205

		Separate Account Liabilities:
11,412	13,010	Beginning balance	13,010	13,129	12,117	10,702	11,412
373	396	Premiums and deposits	396	468	430	563	373
(154)	111	Change in market value and interest credited	111	(1,097)	(1,385)	624	(154)
(157)	(124)	Surrenders and withdrawals	(124)	(132)	(209)	(245)	(157)
(29)	(38)	Net transfers to general account	(38)	(37)	(44)	(14)	(29)
(205)	(211)	Policy charges	(211)	(207)	(203)	(209)	(205)
(5)	(15)	Benefits and other	(15)	(7)	(4)	(9)	(5)

11,235	13,129	Ending balance	13,129	12,117	10,702	11,412	11,235

		INDIVIDUAL ANNUITIES:
		Account Values in General Account:
6,795	6,152	Beginning balance	6,152	5,825	6,093	6,533	6,795
441	411	Premiums and deposits	411	587	563	439	441
72	72	Interest credited	72	71	77	80	72
(522)	(647)	Surrenders and withdrawals	(647)	(672)	(588)	(544)	(522)
322	(7)	Net transfers (to) from separate account (1)	(7)	321	414	322	322
(2)	(1)	Policy charges	(1)	(2)	(2)	(2)	(2)
(33)	(155)	Benefits and other (2)	(155)	(37)	(24)	(33)	(33)

7,073	5,825	Ending balance	5,825	6,093	6,533	6,795	7,073

		Account Values in Separate Account:
11,939	15,512	Beginning balance	15,512	15,519	13,757	11,688	11,939
171	183	Premiums and deposits	183	215	160	147	171
(213)	51	Change in market value and interest credited	51	(1,392)	(1,613)	614	(213)
(393)	(514)	Surrenders and withdrawals	(514)	(543)	(469)	(417)	(393)
(100)	338	Net transfers (to) from general account (1)	338	7	(105)	(52)	(100)
(39)	(51)	Policy charges	(51)	(49)	(42)	(41)	(39)
—	—	Benefits and other	—	—	—	—	—

11,365	15,519	Ending balance	15,519	13,757	11,688	11,939	11,365

(1)	The quarter ended March 31, 2002 includes $314 million of policyholder credits, issued in connection with the Company’s demutualization, applied to customer account balances held in the separate account.
(2)	The quarter ended March 31, 2002 includes a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company’s demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:
3,110	3,133	Beginning balance	3,133	3,160	3,155	3,111	3,110
77	66	Capitalization	66	80	76	79	77
(67)	(53)	Amortization—operating results	(53)	(63)	(92)	(71)	(67)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
(16)	14	Impact of unrealized (gains) or losses on AFS securities	14	(22)	(28)	(9)	(16)

3,104	3,160	Ending balance	3,160	3,155	3,111	3,110	3,104

		INDIVIDUAL ANNUITIES:
473	628	Beginning balance	628	654	598	485	473
27	28	Capitalization	28	35	34	25	27
(17)	(23)	Amortization—operating results	(23)	(70)	(105)	(23)	(17)
(2)	1	Amortization—realized investment gains and losses	1	1	3	10	(2)
(10)	20	Impact of unrealized (gains) or losses on AFS securities	20	(22)	(45)	(24)	(10)

471	654	Ending balance	654	598	485	473	471

		GROUP INSURANCE (1):
57	26	Beginning balance	26	31	39	45	57
8	2	Capitalization	2	8	7	12	8
(1)	3	Amortization—operating results	3	—	(1)	—	(1)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized (gains) or losses on AFS securities	—	—	—	—	—

64	31	Ending balance	31	39	45	57	64

		PROPERTY & CASUALTY INSURANCE:
114	113	Beginning balance	113	107	110	111	114
79	79	Capitalization	79	84	85	90	79
(84)	(85)	Amortization—operating results	(85)	(81)	(84)	(87)	(84)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized (gains) or losses on AFS securities	—	—	—	—	—

109	107	Ending balance	107	110	111	114	109

		TOTAL INSURANCE DIVISION:
3,754	3,900	Beginning balance	3,900	3,952	3,902	3,752	3,754
191	175	Capitalization	175	207	202	206	191
(169)	(158)	Amortization—operating results	(158)	(214)	(282)	(181)	(169)
(2)	1	Amortization—realized investment gains and losses	1	1	3	10	(2)
(26)	34	Impact of unrealized (gains) or losses on AFS securities	34	(44)	(73)	(33)	(26)

3,748	3,952	Ending balance	3,952	3,902	3,752	3,754	3,748

(1)	Represents long-term care products.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		Individual Life Insurance:
		Policy Surrender Experience:
170	162	Cash value of surrenders	162	148	185	197	170
4.2%	3.9%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.9%	3.6%	4.7%	5.0%	4.2%

		Death claims per $1,000 of in force (1):
2.13	2.06	Variable and universal life	2.06	2.06	1.85	3.30	2.13
1.36	1.43	Term life	1.43	1.56	1.92	2.12	1.36
1.93	1.87	Total, Individual Life Insurance	1.87	1.94	1.96	2.90	1.93

(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
88	162	Group life	162	27	36	44	88
67	53	Group disability (1)	53	33	25	49	67

155	215	Total	215	60	61	93	155

		Future Policy Benefits (2):
		Group life	1,617	1,609	1,580	1,742	1,754
		Group disability (1)	137	138	148	151	191

		Total	1,754	1,747	1,728	1,893	1,945

		Policyholders’ Account Balances (2):
		Group life	3,928	4,238	4,512	4,684	4,471
		Group disability (1)	58	63	68	67	61

		Total	3,986	4,301	4,580	4,751	4,532

		Separate Account Liabilities (2):
		Group life	8,097	7,745	7,260	7,824	8,977
		Group disability (1)	—	—	—	—	—

		Total	8,097	7,745	7,260	7,824	8,977

		Group Life Insurance:
691	667	Gross premiums, policy charges and fee income (3)	667	664	654	677	691
638	603	Earned premiums, policy charges and fee income	603	600	578	607	638
91.9%	91.8%	Benefits ratio	91.8%	92.8%	93.3%	88.8%	91.9%
9.1%	10.0%	Administrative operating expense ratio	10.0%	10.2%	9.6%	9.9%	9.1%
		Persistency ratio	97.2%	96.1%	95.2%	94.5%	96.4%

		Group Disability Insurance (1):
171	150	Gross premiums, policy charges and fee income (3)	150	149	153	152	171
164	143	Earned premiums, policy charges and fee income	143	146	147	149	164
93.9%	84.6%	Benefits ratio	84.6%	87.7%	91.8%	87.3%	93.9%
20.5%	22.7%	Administrative operating expense ratio	22.7%	22.8%	21.6%	21.1%	20.5%
		Persistency ratio	94.7%	93.0%	90.1%	86.8%	92.1%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY INSURANCE

(dollar amounts in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		Earned premium:
325	306	Automobile	306	327	323	329	325
119	113	Homeowners’	113	116	118	119	119
9	8	Other	8	8	9	9	9

453	427	Total earned premium	427	451	450	457	453

		Loss ratio (1) (2):
78.7%	75.8%	Automobile	75.8%	77.2%	78.1%	86.7%	78.7%
79.5%	72.1%	Homeowners’	72.1%	76.4%	96.7%	75.7%	79.5%
79.6%	74.7%	Overall	74.7%	77.4%	83.4%	82.8%	79.6%

		Expense ratio (1) (3):
25.6%	27.6%	Automobile	27.6%	25.6%	26.6%	27.7%	25.6%
31.2%	35.3%	Homeowners’	35.3%	31.4%	30.3%	33.0%	31.2%
26.9%	29.4%	Overall	29.4%	27.2%	27.7%	29.2%	26.9%

		Combined ratio (4):
104.3%	103.4%	Automobile	103.4%	102.8%	104.7%	114.4%	104.3%
110.7%	107.4%	Homeowners’	107.4%	107.8%	127.0%	108.7%	110.7%
106.5%	104.1%	Overall	104.1%	104.6%	111.1%	112.0%	106.5%

15.0	4.2	Current accident year catastrophe losses (5)	4.2	8.0	8.5	10.6	15.0
3.3%	1.0%	Effect of current accident year catastrophic losses on combined ratio	1.0%	1.8%	1.9%	2.3%	3.3%

		Accident year combined ratio (6)	104.6%	106.1%	106.8%	108.8%	107.0%

(1)	Based on statutory data.
(2)	Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3)	Represents ratio of operating expenses to net written premium.
(4)	Represents the sum of loss ratio and expense ratio above.
(5)	Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.
(6)	Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

Year-to-date		%		2002				2003
2003	2002	Change		1Q	2Q	3Q	4Q	1Q
			Revenues (1):
14	8	75%	Premiums	8	21	10	38	14
18	19	-5%	Policy charges and fee income	19	19	15	18	18
559	565	-1%	Net investment income	565	603	570	571	559
816	967	-16%	Commissions, investment management fees, and other income	967	958	893	864	816

1,407	1,559	-10%	Total revenues	1,559	1,601	1,488	1,491	1,407

			Benefits and Expenses (1):
210	197	7%	Insurance and annuity benefits	197	231	220	232	210
236	243	-3%	Interest credited to policyholders’ account balances	243	238	247	250	236
4	3	33%	Interest expense	3	5	4	2	4
(7)	(14)	50%	Deferral of acquisition costs	(14)	(14)	(8)	(8)	(7)
19	21	-9%	Amortization of acquisition costs	21	27	21	23	19
541	635	-15%	Securities operations non-interest expenses	635	645	601	583	541
330	370	-11%	General and administrative expenses	370	377	351	373	330

1,333	1,455	-8%	Total benefits and expenses	1,455	1,509	1,436	1,455	1,333

74	104	-29%	Adjusted operating income before income taxes	104	92	52	36	74

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2003
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	14	—	—	14	—
Policy charges and fee income	18	—	—	18	—
Net investment income	559	7	34	513	5
Commissions, investment management fees, and other income	816	278	491	32	15

Total revenues	1,407	285	525	577	20

Benefits and Expenses (1):
Insurance and annuity benefits	210	—	—	210	—
Interest credited to policyholders’ account balances	236	—	—	236	—
Interest expense	4	1	—	1	2
Deferral of acquisition costs	(7)	(5)	—	(2)	—
Amortization of acquisition costs	19	16	—	3	—
Securities operations non-interest expenses	541	—	541	—	—
General and administrative expenses	330	237	8	76	9

Total benefits and expenses	1,333	249	549	524	11

Adjusted operating income before income taxes	74	36	(24)	53	9

	Three Months Ended March 31, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	8	—	—	8	—
Policy charges and fee income	19	—	—	19	—
Net investment income	565	6	48	502	9
Commissions, investment management fees, and other income	967	311	601	35	20

Total revenues	1,559	317	649	564	29

Benefits and Expenses (1):
Insurance and annuity benefits	197	—	—	197	—
Interest credited to policyholders’ account balances	243	—	—	243	—
Interest expense	3	—	—	1	2
Deferral of acquisition costs	(14)	(10)	—	(4)	—
Amortization of acquisition costs	21	18	—	3	—
Securities operations non-interest expenses	635	—	635	—	—
General and administrative expenses	370	262	7	90	11

Total benefits and expenses	1,455	270	642	530	13

Adjusted operating income before income taxes	104	47	7	34	16

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION

FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS

(dollar amounts in millions unless otherwise noted)

Year-to-date		%		2002				2003
2003	2002	Change		1Q	2Q	3Q	4Q	1Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
43	49	-12%	Retail customers	49	48	43	44	43
79	84	-6%	Institutional customers	84	87	79	85	79
55	54	2%	General account	54	57	51	59	55

177	187	-5%	Subtotal	187	192	173	188	177
108	130	-17%	Mutual Fund revenues (1)	130	124	120	121	108

285	317	-10%	Total Investment Management segment revenues	317	316	293	309	285

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
165	176	-6%	Asset-based fees	176	178	160	167	165
5	5	0%	Transaction-based and other revenues	5	8	7	11	5

170	181	-6%	Subtotal	181	186	167	178	170
108	130	-17%	Mutual Fund revenues (1)	130	123	119	121	108

278	311	-11%	Total	311	309	286	299	278

			Financial Advisory Segment:
			Non-Interest Revenues:
288	358	-20%	Commissions	358	364	335	326	288
166	197	-16%	Fees	197	199	189	165	166
37	46	-20%	Other non-interest revenues	46	36	34	31	37

491	601	-18%	Total non-interest revenues	601	599	558	522	491

			Recurring revenue as a percentage of total non-interest revenue (2)	37.0%	38.1%	38.2%	39.2%	39.5%

2.3	3.4		Average customer margin lending balances ($ in billions)	3.4	3.1	2.6	2.4	2.3

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity sales and trading revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INVESTMENT DIVISION—ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

			March 31, 2003
			Equity	Fixed Income	Real Estate	Total
		Retail customers	31.7	46.2	1.0	78.9
		Institutional customers	23.5	48.1	12.6	84.2
		General account	2.5	119.7	1.4	123.6

		Total	57.7	214.0	15.0	286.7

			March 31, 2002
			Equity	Fixed Income	Real Estate	Total
		Retail customers	44.5	47.7	0.1	92.3
		Institutional customers	33.0	43.3	9.9	86.2
		General account	2.3	108.0	1.4	111.7

		Total	79.8	199.0	11.4	290.2

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		Institutional Assets Under Management (1):
		Assets gathered by Investment Management & Advisory Services sales force (2):
62.0	67.9	Beginning assets under management	67.9	62.6	60.2	56.9	62.0
2.6	3.0	Additions to managed portfolio	3.0	2.9	2.9	7.2	2.6
(3.1)	(8.4)	Withdrawals	(8.4)	(2.5)	(3.1)	(4.3)	(3.1)
—	0.1	Change in market value	0.1	(2.4)	(2.0)	1.7	—
(0.7)	4.0	Net money market flows	4.0	(0.4)	(1.1)	0.5	(0.7)
—	(4.0)	Other (2)	(4.0)	—	—	—	—

60.8	62.6	Ending assets under management	62.6	60.2	56.9	62.0	60.8
23.4	23.6	Other institutional assets under management (2)	23.6	23.3	22.9	23.2	23.4

84.2	86.2	Total assets managed for institutional customers at end of period	86.2	83.5	79.8	85.2	84.2

(1)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria which increased the amounts attributable to institutional customers by $2.8 billion.
(2)	Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND
		ASSETS UNDER MANAGEMENT
		Mutual Funds:
49,756	57,809	Beginning total mutual funds assets	57,809	56,743	52,459	48,639	49,756
1,086	914	Sales (other than money market)	914	1,460	1,146	1,356	1,086
(962)	(1,116)	Redemptions (other than money market)	(1,116)	(1,339)	(1,259)	(1,421)	(962)
103	32	Reinvestment of distributions and change in market value	32	(2,450)	(2,620)	1,188	103
(1,813)	(896)	Net money market sales	(896)	(1,955)	(1,087)	(6)	(1,813)

48,170	56,743	Ending total mutual funds assets	56,743	52,459	48,639	49,756	48,170

124	(202)	Net Mutual Funds sales (redemptions) other than money market	(202)	121	(113)	(65)	124

		Wrap-fee Products (1):
15,153	17,955	Beginning total wrap-fee product assets	17,955	18,192	16,676	14,383	15,153
1,287	1,667	Sales	1,667	1,876	1,223	1,361	1,287
(1,178)	(1,361)	Redemptions	(1,361)	(1,618)	(1,440)	(1,275)	(1,178)
(402)	(69)	Reinvestment of distributions and change in market value	(69)	(1,774)	(2,076)	684	(402)

14,860	18,192	Ending total wrap-fee product assets	18,192	16,676	14,383	15,153	14,860
16,712	18,006	Other managed accounts at end of period (2)	18,006	16,827	15,424	16,394	16,712

31,572	36,198	Total wrap-fee products and other managed accounts at end of period	36,198	33,503	29,807	31,547	31,572

109	306	Net wrap-fee product sales (redemptions) (1)	306	258	(217)	86	109

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY
		DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (3):
99	156	Prudential Agents	156	158	107	98	99
469	339	Financial Advisors	339	407	168	162	469
501	387	Third party distributors	387	890	866	1,090	501
17	32	Other	32	5	5	6	17

1,086	914	Total	914	1,460	1,146	1,356	1,086

		Wrap-fee products (1):
118	115	Prudential Agents	115	132	104	90	118
1,054	1,483	Financial Advisors	1,483	1,615	1,015	1,154	1,054
115	69	Third party distributors	69	129	104	117	115

1,287	1,667	Total	1,667	1,876	1,223	1,361	1,287

(1)	Excludes other managed accounts.
(2)	Includes amounts under both management and administration for certain Prudential Securities’ programs and unit investment trusts.
(3)	Other than money market.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
22,914	24,640	Beginning total account value	24,640	25,337	24,036	21,911	22,914
1,028	1,010	Sales	1,010	904	859	1,085	1,028
(638)	(817)	Withdrawals	(817)	(755)	(770)	(906)	(638)
(547)	504	Change in market value and interest credited (1)	504	(1,450)	(2,214)	824	(547)

22,757	25,337	Ending total account value	25,337	24,036	21,911	22,914	22,757

390	193	Net sales	193	149	89	179	390

		Asset management of ending total account value:
		Proprietary	18,107	17,075	15,752	16,152	15,927
		Non-proprietary	7,230	6,961	6,159	6,762	6,830

		Total	25,337	24,036	21,911	22,914	22,757

		Guaranteed Products:
39,058	39,825	Beginning total account value	39,825	39,400	39,172	38,647	39,058
554	259	Sales	259	506	291	411	554
(1,045)	(864)	Withdrawals and benefits	(864)	(993)	(775)	(958)	(1,045)
481	355	Change in market value and interest income	355	395	553	863	481
(123)	(175)	Other (2)	(175)	(136)	(594)	95	(123)

38,925	39,400	Ending total account value	39,400	39,172	38,647	39,058	38,925

(491)	(605)	Net withdrawals	(605)	(487)	(484)	(547)	(491)

		Product composition of ending total account value:
		Spread-based products	18,915	18,869	18,702	18,729	18,791
		Fee-based products	20,485	20,303	19,945	20,329	20,134

		Total	39,400	39,172	38,647	39,058	38,925

(1)	Includes increases to account values of $8 million in the quarter ended December 31, 2002, $4 million in the quarter ended September 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to Common Stock received as demutualization consideration. The quarter ended March 31, 2002 also includes $448 million added to customer accounts from inclusion of amounts not previously reflected in this segment.
(2)	Represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2002				2003
2003	2002	Change		1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,141	1,016	12%	Premiums	1,016	1,006	1,061	1,054	1,141
54	57	-5%	Policy charges and fee income	57	49	46	52	54
193	158	22%	Net investment income	158	181	195	185	193
75	98	-23%	Commissions, investment management fees, and other income	98	94	68	80	75

1,463	1,329	10%	Total revenues	1,329	1,330	1,370	1,371	1,463

			Benefits and Expenses (1):
906	783	16%	Insurance and annuity benefits	783	799	830	866	906
25	24	4%	Interest credited to policyholders’ account balances	24	24	24	24	25
—	—	—	Interest expense	—	—	—	1	—
(177)	(151)	-17%	Deferral of acquisition costs	(151)	(147)	(162)	(170)	(177)
74	65	14%	Amortization of acquisition costs	65	44	65	60	74
460	406	13%	General and administrative expenses	406	427	425	416	460

1,288	1,127	14%	Total benefits and expenses	1,127	1,147	1,182	1,197	1,288

175	202	-13%	Adjusted operating income before income taxes	202	183	188	174	175

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

COMBINING STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life	International Investments
Revenues (1):
Premiums	1,141	626	515	—
Policy charges and fee income	54	33	21	—
Net investment income	193	49	132	12
Commissions, investment management fees, and other income	75	(1)	(2)	78

Total revenues	1,463	707	666	90

Benefits and Expenses (1):
Insurance and annuity benefits	906	474	432	—
Interest credited to policyholders’ account balances	25	3	22	—
Interest expense	—	3	(3)	—
Deferral of acquisition costs	(177)	(130)	(47)	—
Amortization of acquisition costs	74	64	10	—
General and administrative expenses	460	193	177	90

Total benefits and expenses	1,288	607	591	90

Adjusted operating income before income taxes	175	100	75	—

	Three Months Ended March 31, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life	International Investments
Revenues (1):
Premiums	1,016	486	530	—
Policy charges and fee income	57	29	28	—
Net investment income	158	41	109	8
Commissions, investment management fees, and other income	98	10	16	72

Total revenues	1,329	566	683	80

Benefits and Expenses (1):
Insurance and annuity benefits	783	356	427	—
Interest credited to policyholders’ account balances	24	1	23	—
Interest expense	—	1	(1)	—
Deferral of acquisition costs	(151)	(113)	(38)	—
Amortization of acquisition costs	65	52	13	—
General and administrative expenses	406	169	155	82

Total benefits and expenses	1,127	466	579	82

Adjusted operating income before income taxes	202	100	104	(2)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2002				2003
2003	2002		1Q	2Q	3Q	4Q	1Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
484	395	Japan, excluding Gibraltar Life	395	374	424	413	484
536	558	Gibraltar Life	558	539	528	525	536
175	120	All other countries	120	142	155	168	175

1,195	1,073	Total	1,073	1,055	1,107	1,106	1,195

		Annualized new business premiums:
106	77	Japan, excluding Gibraltar Life	77	67	79	84	106
64	49	Gibraltar Life	49	59	62	63	64
50	53	All other countries	53	51	44	55	50

220	179	Total	179	177	185	202	220

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
462	419	Japan, excluding Gibraltar Life	419	378	405	404	462
512	586	Gibraltar Life	586	558	506	513	512
171	125	All other countries	125	144	150	166	171

1,145	1,130	Total	1,130	1,080	1,061	1,083	1,145

		Annualized new business premiums:
101	82	Japan, excluding Gibraltar Life	82	67	75	83	101
62	51	Gibraltar Life	51	61	60	62	62
49	54	All other countries	54	53	43	53	49

212	187	Total	187	181	178	198	212

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2002				2003
	1Q	2Q	3Q	4Q	1Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	133	136	138	141	145
Gibraltar Life	229	222	217	213	208
All other countries	42	45	47	49	52

Total	404	403	402	403	405

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	973	990	1,011	1,037	1,069
Gibraltar Life	4,787	4,666	4,602	4,537	4,461
All other countries	571	609	643	682	716

Total	6,331	6,265	6,256	6,256	6,246

International insurance policy persistency (2):
13 months	93.4%	93.8%	93.2%	93.0%	93.3%
25 months	87.8%	86.9%	86.4%	86.3%	86.9%
Number of Life Planners at end of period (3):
Japan	1,994	1,985	2,055	2,119	2,159
All other countries	2,104	2,222	2,298	2,386	2,393

Total	4,098	4,207	4,353	4,505	4,552

(1)	Translated based on exchange rates as of December 31, 2002.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2003				December 31, 2002
	Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	97,103	31,847	65,256	61.3%	92,966	30,991	61,975	59.0%
Public, held to maturity, at amortized cost	2,731	—	2,731	2.6%	2,563	—	2,563	2.5%
Private, available for sale, at fair value	32,538	15,487	17,051	16.1%	32,490	15,242	17,248	16.4%
Private, held to maturity, at amortized cost	39	—	39	0.0%	46	—	46	0.0%
Trading account assets, at fair value	131	—	131	0.1%	96	—	96	0.1%
Equity securities, available for sale, at fair value	2,606	1,586	1,020	1.0%	2,788	1,521	1,267	1.2%
Commercial loans	18,565	7,050	11,515	10.8%	18,593	6,987	11,606	11.1%
Policy loans	8,549	5,627	2,922	2.8%	8,827	5,681	3,146	3.0%
Cash collateral for borrowed securities	—	—	—	0.0%	323	—	323	0.3%
Other long-term investments (2)	4,950	1,075	3,875	3.7%	4,951	1,075	3,876	3.7%
Short-term investments	2,985	1,314	1,671	1.6%	5,420	2,579	2,841	2.7%

Subtotal	170,197	63,986	106,211	100.0%	169,063	64,076	104,987	100.0%

Invested assets of other entities and operations (3)	14,992	—	14,992		14,031	—	14,031

Total investments	185,189	63,986	121,203		183,094	64,076	119,018

Fixed Maturities by Credit Quality (1):

		March 31, 2003					December 31, 2002
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	49,552	3,605	37	53,120	78.0%	47,430	2,968	35	50,363	78.0%
2	Baa	11,817	785	90	12,512	18.4%	11,281	671	110	11,842	18.3%
3	Ba	1,633	88	36	1,685	2.5%	1,730	68	56	1,742	2.7%
4	B	608	31	18	621	0.9%	519	20	23	516	0.8%
5	C and lower	68	6	2	72	0.1%	94	5	17	82	0.1%
6	In or near default	61	2	—	63	0.1%	50	3	1	52	0.1%

	Total	63,739	4,517	183	68,073	100.0%	61,104	3,735	242	64,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,830	508	4	5,334	31.2%	4,945	457	5	5,397	31.2%
2	Baa	7,438	667	14	8,091	47.3%	7,519	632	23	8,128	47.0%
3	Ba	2,161	118	22	2,257	13.2%	2,275	99	41	2,333	13.5%
4	B	592	27	8	611	3.6%	597	21	13	605	3.5%
5	C and lower	636	25	14	647	3.8%	700	20	24	696	4.0%
6	In or near default	135	18	2	151	0.9%	135	4	3	136	0.8%

	Total	15,792	1,363	64	17,091	100.0%	16,171	1,233	109	17,295	100.0%

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	26,461	75.0%	25,288	73.2%
Public, held to maturity, at amortized cost	2,731	7.7%	2,563	7.4%
Private, available for sale, at fair value	191	0.5%	387	1.1%
Private, held to maturity, at amortized cost	39	0.1%	46	0.1%
Trading account assets, at fair value	72	0.2%	75	0.2%
Equity securities, available for sale, at fair value	830	2.3%	901	2.6%
Commercial loans	3,158	8.9%	3,158	9.1%
Policy loans	725	2.1%	685	2.0%
Cash collateral for borrowed securities	—	0.0%	318	1.0%
Other long-term investments (2)	1,126	3.2%	1,125	3.3%
Short-term investments	—	0.0%	6	0.0%

Total	35,333	100.0%	34,552	100.0%

	March 31, 2003		December 31, 2002
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	38,795	54.6%	36,687	52.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,860	23.8%	16,861	24.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	59	0.1%	21	0.0%
Equity securities, available for sale, at fair value	190	0.3%	366	0.5%
Commercial loans	8,357	11.8%	8,448	12.0%
Policy loans	2,197	3.1%	2,461	3.5%
Cash collateral for borrowed securities	—	0.0%	5	0.0%
Other long-term investments (2)	2,749	3.9%	2,751	3.9%
Short-term investments	1,671	2.4%	2,835	4.0%

Total	70,878	100.0%	70,435	100.0%

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2003			2002
	Investment Income		Realized Gains/ (Losses)	Investment Income		Realized Gains/ (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.88%	927	(80)	5.30%	885	(108)
Equity securities	0.98%	3	(44)	1.50%	6	(62)
Commercial loans	6.94%	199	6	6.83%	216	1
Policy loans	5.83%	44	—	5.53%	39	—
Short-term investments and cash equivalents	1.91%	28	—	1.71%	58	17
Other investments	8.92%	94	10	2.16%	38	82

Gross investment income before investment expenses	5.15%	1,295	(108)	4.92%	1,242	(70)
Investment expenses	-0.18%	(62)	—	-0.19%	(68)	—

Subtotal	4.97%	1,233	(108)	4.73%	1,174	(70)

Investment results of other entities and operations (2)		51	—		64	—
Less amount relating to divested businesses		—	—		(2)	—

Total		1,284	(108)		1,236	(70)

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, and banking operations.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2003			2002
	Investment Income		Realized Gains/ (Losses)	Investment Income		Realized Gains/ (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.69%	116	8	1.47%	77	20
Equity securities	0.82%	2	(42)	1.01%	3	(56)
Commercial loans	4.74%	37	8	4.49%	44	2
Policy loans	2.89%	5	—	2.57%	4	—
Short-term investments and cash equivalents	0.54%	—	—	0.55%	4	18
Other investments	6.65%	23	(2)	7.00%	18	(75)

Gross investment income before investment expenses	2.16%	183	(28)	1.96%	150	(91)
Investment expenses	-0.27%	(23)	—	-0.11%	(8)	—

Total	1.89%	160	(28)	1.85%	142	(91)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2003			2002
	Investment Income		Realized Gains/ (Losses)	Investment Income		Realized Gains/ (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.72%	811	(88)	7.24%	808	(128)
Equity securities	1.51%	1	(2)	2.42%	3	(6)
Commercial loans	7.77%	162	(2)	7.89%	172	(1)
Policy loans	6.72%	39	—	6.32%	35	—
Short-term investments and cash equivalents	2.00%	28	—	2.07%	54	(1)
Other investments	10.03%	71	12	0.53%	20	157

Gross investment income before investment expenses	6.71%	1,112	(80)	6.31%	1,092	21
Investment expenses	-0.13%	(39)	—	-0.23%	(60)	—

Total	6.58%	1,073	(80)	6.08%	1,032	21

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
5,658	Premiums	1,549	1,948	2,176	2,297	2,212	2,266	2,320	2,448
1,639	Policy charges and fee income	392	483	474	454	434	412	400	407
5,195	Net investment income	1,290	1,344	1,280	1,295	1,236	1,343	1,312	1,288
5,043	Commissions, investment management fees, and other income	1,082	1,140	974	1,067	1,075	1,036	996	976

17,535	Total revenues	4,313	4,915	4,904	5,113	4,957	5,057	5,028	5,119

	Benefits and Expenses (1):
5,979	Insurance and annuity benefits	1,563	2,025	2,229	2,246	2,156	2,267	2,278	2,496
1,618	Interest credited to policyholders’ account balances	382	422	432	434	414	415	434	444
448	Interest expense	108	100	70	48	48	43	43	36
(1,161)	Deferral of acquisition costs	(296)	(333)	(313)	(333)	(321)	(347)	(360)	(374)
800	Amortization of acquisition costs	229	201	244	211	224	260	347	245
3,010	Securities operations non-interest expenses	726	778	678	707	640	641	609	599
5,131	General and administrative expenses	1,121	1,349	1,293	1,585	1,267	1,292	1,246	1,314

15,825	Total benefits and expenses	3,833	4,542	4,633	4,898	4,428	4,571	4,597	4,760

1,710	Adjusted operating income before income taxes	480	373	271	215	529	486	431	359

	Items excluded from adjusted operating income before income taxes:
(378)	Realized investment gains (losses), net, and related adjustments	246	82	(327)	(166)	(101)	(341)	(141)	(290)
(29)	Related charges	(4)	(7)	4	33	5	(4)	(1)	6

(407)	Total realized investment gains (losses), net, and related charges and adjustments	242	75	(323)	(133)	(96)	(345)	(142)	(284)

—	Sales practices remedies and costs	—	—	—	—	—	—	—	(20)
(636)	Divested businesses	(22)	(60)	(40)	(25)	(8)	10	(14)	(68)
(143)	Demutualization costs and expenses	(45)	(117)	(37)	(389)	—	—	—	—

(1,186)	Total items excluded from adjusted operating income before income taxes	175	(102)	(400)	(547)	(104)	(335)	(156)	(372)

524	Income (loss) from continuing operations before income taxes	655	271	(129)	(332)	425	151	275	(13)
290	Income tax expense (benefit)	247	13	(191)	56	158	53	(105)	(20)

234	Income (loss) from continuing operations, after-tax	408	258	62	(388)	267	98	380	7

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
3,892	Premiums	1,075	1,128	1,154	1,215	1,186	1,241	1,252	1,356
1,479	Policy charges and fee income	349	356	355	363	358	350	342	347
1,512	Net investment income	394	377	371	377	376	383	395	401
281	Commissions, investment management fees, and other income	57	56	65	53	57	63	58	55

7,164	Total revenues	1,875	1,917	1,945	2,008	1,977	2,037	2,047	2,159

	Benefits and Expenses (1):
3,756	Insurance and annuity benefits	970	1,101	1,193	1,173	1,149	1,206	1,228	1,355
595	Interest credited to policyholders’ account balances	156	152	153	159	147	153	163	170
7	Interest expense	(2)	4	—	(1)	—	(1)	(2)	(2)
(770)	Deferral of acquisition costs	(188)	(197)	(185)	(188)	(175)	(207)	(202)	(206)
637	Amortization of acquisition costs	190	164	199	164	158	214	282	181
2,377	General and administrative expenses	529	527	504	631	495	507	505	520

6,602	Total benefits and expenses	1,655	1,751	1,864	1,938	1,774	1,872	1,974	2,018

562	Adjusted operating income before income taxes	220	166	81	70	203	165	73	141

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—PROPERTY & CASUALTY INSURANCE

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
1,431	Premiums	383	400	413	431	427	451	450	457
—	Policy charges and fee income	—	—	—	—	—	—	—	—
182	Net investment income	39	35	35	32	35	35	36	38
9	Commissions, investment management fees, and other income	2	2	6	(1)	—	4	—	1

1,622	Total revenues	424	437	454	462	462	490	486	496

	Benefits and Expenses (1):
921	Insurance and annuity benefits	227	281	311	319	318	355	365	366
—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
—	Interest expense	—	—	—	—	—	—	—	—
(340)	Deferral of acquisition costs	(83)	(92)	(83)	(82)	(79)	(84)	(85)	(90)
331	Amortization of acquisition costs	87	87	88	85	85	81	84	87
567	General and administrative expenses	134	133	134	144	118	122	125	129

1,479	Total benefits and expenses	365	409	450	466	442	474	489	492

143	Adjusted operating income before income taxes	59	28	4	(4)	20	16	(3)	4

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

RECLASSIFIED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
15	Premiums	2	—	10	29	2	(2)	(3)	—
(10)	Policy charges and fee income	—	(4)	(1)	(2)	—	(6)	(3)	(10)
847	Net investment income	200	216	133	167	137	176	152	131
(313)	Commissions, investment management fees, and other income	(131)	4	(116)	(63)	(47)	(79)	(23)	(23)

539	Total revenues	71	216	26	131	92	89	123	98

	Benefits and Expenses (1):
27	Insurance and annuity benefits	7	9	11	12	27	31	—	43
(3)	Interest credited to policyholders’ account balances	(1)	1	1	—	—	—	—	—
385	Interest expense	98	87	60	44	45	39	41	35
105	Deferral of acquisition costs	26	23	17	16	19	21	12	10
(84)	Amortization of acquisition costs	(21)	(20)	(21)	(20)	(20)	(25)	(21)	(19)
54	Securities operations non-interest expenses	12	15	(3)	13	5	(4)	8	16
12	General and administrative expenses	(49)	25	(38)	78	(4)	(19)	(35)	5

496	Total benefits and expenses	72	140	27	143	72	43	5	90

43	Adjusted operating income before income taxes	(1)	76	(1)	(12)	20	46	118	8

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses and discontinued operations. Benefits and expenses exclude charges related to realized investment gains, net of losses, sales practices remedies and costs, and benefits and expenses of divested businesses and discontinued operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; results of divested businesses and discontinued operations and sales practices remedies and costs. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our business.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings—General Corporate Purposes:

Amounts used for corporate purposes include those used for cash flow timing mismatches at Prudential Financial and investments in equity and debt securities of subsidiaries including amounts utilized for regulatory capital purposes.

7. Borrowings—Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings—Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers and our capital markets and other securities business related operations.

9. Borrowings—Specified Other Businesses:

Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Financial Advisors:

Financial advisors and securities brokers in our Financial Advisory and International Investments segments.

14. Financial Advisor Productivity:

Financial Advisory segment total non-interest revenues, excluding revenues generated by the consumer bank and by the segment’s retail fixed income and equity sales and trading operations, divided by the average number of retail Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

KEY DEFINITIONS AND FORMULAS

21. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral, or has only very limited rights to collect against other assets.

23. Operating return on average equity:

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24. Policy Persistency—Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency—International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:

Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2003

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 6, 2003

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	NR	NR
Prudential Property and Casualty Insurance Company	A-	BBB+	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR
American Skandia Life Assurance Corporation (1)	A-	A	NR	A+

CREDIT RATINGS:
as of May 6, 2003

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A2	P2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a-	A-	A3	NR

Prudential Funding, LLC:
Commercial Paper	AMB-1	A1	P1	NR
Long-Term Senior Debt	a	A+	A2	NR

Prudential Securities Group, Inc	NR	BBB	NR	NR

American Skandia Life Assurance Corporation (1)	NR	A	NR	NR

* NR indicates not rated.
(1) Acquired on May 1, 2003. Results of American Skandia Life Assurance Corporation will be included in the results of the Company commencing with the date of acquisition.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street	Dial 877-998-ROCK for additional printed information or inquiries.
Newark, New Jersey 07102
Web Site:
www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.
Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.